UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 4, 2008
Date of Report (Date of earliest event reported)
PORTOLA PACKAGING, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-95318	94-1582719

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
951 Douglas Road
Batavia, IL 60510
(Address of principal executive offices, including zip code)
(630)406-8440
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On August 4, 2008 Portola Packaging, Inc. (the “Company”) distributed its Disclosure Statement for Debtor’s Joint Plan for Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code as previously announced in the Company’s press release on July 24, 2008. The Disclosure Statement includes the Restructuring Support Agreement and Term Sheet which are attached as Exhibits.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (C) Exhibits
     99.1 Restructuring Support Agreement and Term Sheet.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Packaging, Inc.

Dated: August 8, 2008	By:	Kim Wehrenberg

/s/ Kim Wehrenberg

Kim Wehrenberg General Counsel and Secretary